UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (September 30, 2021)
ABM Industries Incorporated
_____________________________________________________________________________________
(Exact Name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 7th Floor New York, New York	10006
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-0200
N/A
______________________________________________________________________________________________________
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	New York Stock Exchange
Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

    As previously disclosed in the Current Report on Form 8-K filed by ABM Industries Incorporated (“ABM”) on September 30, 2021 (the “Initial 8-K”), ABM completed its previously announced acquisition of Crown Building Maintenance Co. and Crown Energy Services, Inc. (collectively, the “Companies”) for $830 million in cash (subject to customary adjustments for working capital and net debt), pursuant to the terms of the Purchase Agreement, dated August 25, 2021, by and among ABM, the Companies, their owners and the other parties thereto.

    This Current Report on Form 8-K/A amends the Initial 8-K to include the financial information required pursuant to Item 9.01(a) and 9.01(b) of Form 8-K. The remainder of the information in the Initial 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

    The financial statements of the Companies required by Item 9.01(a) of Form 8-K are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

    The pro forma financial information required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed as a part of this Current Report on Form 8-K/A:

Exhibit No.	Exhibit Description
23.1	Consent of Armanino LLP, Independent Registered Public Accounting Firm
99.1	Audited Combined Financial Statements of Crown Building Maintenance Co. and Crown Energy Services, Inc. dba Able Services as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited Combined Financial Statements of Crown Building Maintenance Co. and Crown Energy Services, Inc. dba Able Services as of and for the six month period ended June 30, 2021.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM Industries Incorporated

November 22, 2021	/s/ Earl R. Ellis
Earl R. Ellis Executive Vice President and Chief Financial Officer (Duly Authorized Officer)

November 22, 2021	/s/ Dean A. Chin
Dean A. Chin Senior Vice President, Chief Accounting Officer, Controller, and Treasurer (Principal Accounting Officer)